UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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☐	Soliciting Material Under Rule 14a-12

TRANS WORLD ENTERTAINMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

MARK R. HIGGINS MARK J. FREIMAN JEFF HASTINGS PHILIP KNOWLES
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Mark R. Higgins

June 3 , 2019

Dear Fellow Trans World Entertainment Shareholder:

Mark R. Higgins (“Mr. Higgins” or “I”) is a shareholder of Trans World Entertainment Corporation, a New York corporation (“Trans World Entertainment” or the “Company”), who beneficially owns approximately 1.2% of the outstanding shares of common stock of the Company. For the reasons set forth in the attached Proxy Statement, I believe that shareholders would benefit from significant changes to the composition of the Company’s Board of Directors (the “Board”). I am therefore seeking your support at the Company’s upcoming 2019 annual meeting of shareholders (the “Annual Meeting”) scheduled to be held on Thursday, June 27, 2019 at 10:00 A.M., EDT, at the Company’s office located at 38 Corporate Circle, Albany, New York 12203, for the following purposes:

1.	To elect Mr. Higgins’ four (4) director nominees, Mark J. Freiman, Jeff Hastings, Mark R. Higgins and Philip Knowles (each a “Nominee” and collectively, the “Nominees”), to serve until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.	To hold an advisory vote on the Company’s executive compensation;
3.	To hold an advisory vote on the frequency of holding future advisory votes on executive compensation;
4.	To grant authority to the Board, at any time or times for a period of up to six months from the date of the Annual Meeting, to adopt an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio up to 1-for-20, such ratio to be determined by the Board, or conversely, to determine not to proceed with the reverse stock split; and
5.	To transact such other business as may properly come before the Annual Meeting.

There are six (6) directorships up for election at the Annual Meeting. The enclosed Proxy Statement is soliciting proxies to elect only my four (4) Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for my Nominees and does not confer voting power with respect to any of the Company’s director nominees. Shareholders who return the BLUE proxy card will only be able to vote for my four (4) Nominees and will not have the opportunity to vote for the other two (2) seats up for election at the Annual Meeting. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. Your vote to elect my Nominees will have the legal effect of replacing four (4) incumbent directors with my nominees. If all four (4) Nominees are elected, they would represent a majority of the directors on the Board.

Trans World Entertainment has tremendous potential and a dedicated workforce of approximately 2,200 employees that I believe can thrive under the right leadership. Unfortunately, the Company has experienced an extended period of underperformance. Since early 2015, shareholders have suffered nearly a complete loss of value, experiencing total shareholder returns of negative (-90%) while the Company’s market capitalization has declined by over $88 million.

The Annual Meeting presents a crucial opportunity for shareholders of Trans World Entertainment to elect new directors who are highly qualified and motivated to improve the operating performance, oversight and value of the Company for the benefit of all shareholders. I have gone to great lengths to carefully select four (4) director candidates who will bring substantial skills directly relevant to Trans World Entertainment’s business and current challenges, including: sourcing, supply chain, retail operations, merchandising, marketing, branding, e-commerce, investing, real estate and turnarounds with a focus on crisis management. My Nominees include highly accomplished executives with experience successfully leading their own companies.

I believe that shareholders have suffered long enough at Trans World Entertainment. Fortunately, shareholders have the opportunity to elect a new slate of candidates who, if elected, are committed to conducting a comprehensive strategic review and developing a plan to unlock value for shareholders.

I urge you to carefully consider the information contained in the attached Proxy Statement and then support my efforts by signing, dating and returning the enclosed BLUE proxy card today. The attached Proxy Statement and the enclosed BLUE proxy card are first being mailed to shareholders on or about June 3, 2019.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Mark R. Higgins

Mark R. Higgins

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Mr. Higgins’ proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

2019 ANNUAL MEETING OF SHAREHOLDERS
OF
Trans World Entertainment Corporation
_________________________

PROXY STATEMENT
OF
Mark R. Higgins

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Mark R. Higgins (“Mr. Higgins” or “I”) is a shareholder of Trans World Entertainment Corporation, a New York corporation (“Trans World Entertainment” or the “Company”), who beneficially owns approximately 1.2% of the outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company. I believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the Board takes the necessary steps for the Company’s shareholders to realize the maximum value of their investments. I have nominated a slate of highly qualified and capable candidates who are fully committed to representing the best interests of shareholders and exploring all opportunities to unlock shareholder value. I am therefore seeking your support at the Company’s upcoming 2019 annual meeting of shareholders scheduled to be held on Thursday, June 27, 2019 at 10:00 A.M., EDT, at the Company’s office located at 38 Corporate Circle, Albany, New York 12203 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following purposes:

1.	To elect Mr. Higgins’ four (4) director nominees, Mark J. Freiman, Jeff Hastings, Mark R. Higgins and Philip Knowles (each a “Nominee” and collectively, the “Nominees”), to serve until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.	To hold an advisory vote on the Company’s executive compensation;
3.	To hold an advisory vote on the frequency of holding future advisory votes on executive compensation;
4.	To grant authority to the Board, at any time or times for a period of up to six months from the date of the Annual Meeting, to adopt an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split at a ratio up to 1-for-20, such ratio to be determined by the Board, or conversely, to determine not to proceed with the reverse stock split (the “Reverse Stock Split”); and
5.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement is soliciting proxies to elect only my Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for my Nominees and does not confer voting power with respect to any of the Company’s director nominees. Shareholders who return the BLUE proxy card will only be able to vote for Mr. Higgins’ four (4) Nominees and will not have the opportunity to vote for the other two (2) seats up for election at the Annual Meeting. See “Voting and Proxy Procedures” below for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

The participants in this solicitation intend to vote their shares FOR the election of the Nominees, AGAINST the advisory vote on executive compensation, 1 YEAR on the advisory vote on the frequency of holding future advisory votes on executive compensation and FOR the Reverse Stock Split, as described herein. While I currently intend to vote all of my shares of Common Stock in favor of the election of the Nominees, I reserve the right to vote some or all of my shares of Common Stock for some or all of the Company’s director nominees, as I see fit, in order to achieve a Board composition that I believe is in the best interest of all shareholders. I would only intend to vote some or all of my shares of Common Stock for some or all of the Company’s director nominees in the event it were to become apparent to me, based on the projected voting results at such time, that less than all of the Nominees would be elected at the Annual Meeting and that by voting my shares I could help elect the Company nominees that I believe are the most qualified to serve as directors and thus help achieve a Board composition that I believe is in the best interest of all shareholders. Shareholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

The Company has set the close of business on May 10, 2019 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 38 Corporate Circle, Albany, New York 12203. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 36,258,839 shares of Common Stock outstanding.

This Proxy Statement and the enclosed BLUE proxy card are first being mailed to shareholders on or about June 3, 2019.

THIS SOLICITATION IS BEING MADE BY MR. HIGGINS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. MR. HIGGINS IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH MR. HIGGINS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

MR. HIGGINS URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and my BLUE proxy card are available at www.saratogaproxy.com/Higgins

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. I urge you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with my recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to Mr. Higgins c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, I urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to Mr. Higgins. Remember, you can vote for my Nominees only on the BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Mr. Higgins’ proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	On April 26, 2019, Mr. Higgins delivered a letter to the Company nominating Mark J. Freiman, Jeff Hastings, Mark R. Higgins and Philip Knowles for election to the Board at the Annual Meeting.
•	On May 13, 2019, the Company filed its preliminary proxy statement in connection with the Annual Meeting.
•	On May 16, 2019, Mr. Higgins delivered a letter to the Board explaining his concerns that, should the result of the election of directors at the Annual Meeting be that Mr. Higgins’ candidates constitute a majority of the Board, their appointment could trigger certain change in control provisions under certain of the Company’s material contracts and agreements unless they have been approved by the current Board in advance of such election. Accordingly, in order to maintain a level playing field, and to allow shareholders to make their voting decisions based solely on the merits, the letter requested written confirmation from the Company that, prior to the Annual Meeting, the Board will take all necessary steps to use its discretionary authority under such agreements to approve the Nominees’ nomination such that the change in control provisions would not be triggered by the election of the Nominees to serve on the Board. Mr. Higgins requested to receive a response no later than May 22, 2019.
•	On May 20, 2019, Mr. Higgins’ outside legal counsel received a letter from the Company’s outside legal counsel confirming that, prior to the Annual Meeting, the Board will take all necessary steps to use its discretionary authority under the Company’s material contracts and agreements to approve the Nominees’ nomination such that the change in control provisions in such agreements will not be triggered if the Nominees are elected to serve on the Board.
•	On May 24, 2019, Mr. Higgins filed his preliminary proxy statement in connection with the Annual Meeting.

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REASONS FOR THE SOLICITATION

I BELIEVE THE TIME FOR SUBSTANTIAL CHANGE IS NOW

Shareholders have suffered from an extended period of stock price decline and poor operating results that I believe warrants an overhaul in the boardroom. In my view, the Company and its shareholders would benefit from the addition of new, highly qualified directors who are eager to take steps to reverse the tide of losses and return the Company to profitability.

I am Concerned by Trans World Entertainment’s Negative and Underperforming Total Shareholder Returns

The Company’s total shareholder returns have been negative over the past one, three and five-year periods. Over such periods, Trans World Entertainment has significantly trailed the broader equity market and relevant indices.

Total Shareholder Return

	YTD	1 yr	3 yr	5 yr
TWMC	-51%	-75%	-91%	-90%
Russell 2000	12%	-6%	37%	39%
S&P 500	13%	5%	38%	52%

TWMC Relative Price Return vs.
Russell 2000	-63%	-69%	-128%	-129%
S&P 500	-64%	-80%	-130%	-142%

Source: Yahoo Finance; calculated as of May 20, 2019.

Further, as illustrated below, the Company has seen its stock price and market capitalization plummet since Michael Feurer became the Company’s Chief Executive Officer in October 2014.1

Source: Yahoo Finance; calculated as of May 20, 2019.

1 Mr. Feurer became CEO effective on October 13, 2014.

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As a result of these significant declines, the Company is no longer in compliance with the NASDAQ Listing Rules, which require the Company to maintain a minimum bid price of $1.00 per share.

I am Concerned by the Company’s Deteriorating Financial Metrics

Operating profits have turned to operating losses over the past several years while Selling, General & Administrative Expenses (“SG&A”) remain high and represent a significant percentage of the Company’s total sales. Further, although the Company was able to grow top line sales with its acquisition of etailz, Inc. (“etailz”), its gross profit margin has declined to 30.6% after being 39.9% in 2015 (when sales were far fewer, but the Company was more profitable).2 This has put downward pressure on the Company’s working capital and operating cash flow. Concerns regarding these issues were reinforced when the Company recently disclosed the following:3

“As disclosed in the Company’s previous filings with the Securities and Exchange Commission, the Company has suffered recurring losses from operations and the Company’s primary sources of liquidity are borrowing capacity under its revolving credit facility, available cash and cash equivalents, and cash generated from operations. In addition, any cash requirements due to a shortfall in cash from operations will be funded by the Company’s revolving credit facility. As a result of these conditions, the Company and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, are continuing to assess whether substantial doubt exists about the Company’s ability to continue as a going concern.”

In addition, the Company’s earnings per share have drastically declined over the past few years as the chart below illustrates.

Source: Trans World Entertainment Form 10-K filings.

Based on these deteriorating financial metrics, it is apparent to me that the Company and its shareholders would benefit from changes in the boardroom.

2 Trans World Entertainment Form 10-K filings.

3 Trans World Entertainment Form NT 10-K, filed May 6, 2019.

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I am Concerned by Apparent Disparities Between Pay and Performance

Despite the significant destruction of value experienced by the Company and its shareholders, Mr. Feurer received over $6.4 million in total compensation from fiscal 2014 to fiscal 2018.4 In fiscal 2017 alone, the Company incurred losses of over ($42.5) million and had earnings per share of negative ($1.18); yet, for the same year, Mr. Feurer was awarded a bonus of $350,000 and an additional $260,890 of incentive compensation (not to mention $203,500 more in stock and option awards).

THERE IS A BETTER WAY FORWARD

I have nominated a slate of four (4) highly qualified director candidates for election to the Board at the Annual Meeting. The Nominees were carefully selected for their diverse skill sets in areas directly relevant to Trans World Entertainment’s business, its current challenges, and importantly, its opportunities. The Nominees collectively bring decades of retail experience, leadership skills, operational execution, financial acumen, a strong respect for good corporate governance and an unequivocal commitment to represent the best interests of all shareholders. The Nominees, if elected, are prepared to undertake a comprehensive strategic review of the Company and develop a plan to unlock value for shareholders. The Nominees anticipate to focus their efforts on initiatives to:

•	Overhaul operations;
•	Improve efficiencies, store merchandising, customer service and financial metrics;
•	Regain compliance with NASDAQ Listing Rules;
•	Reduce expenses;
•	Maximize synergies with the etailz segment; and
•	Return the Company to profitability.

I believe the Company has tremendous potential and a valuable and dedicated workforce of more than 2,200 employees that can thrive with the right Board and management team in place. I believe that the Nominees, if elected, will bring about changes that will benefit Trans World Entertainment and its shareholders.

4 Proxy statements filed by Trans World Entertainment.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently composed of six (6) directors, each with terms expiring at the Annual Meeting. I am seeking your support at the Annual Meeting to elect my four (4) Nominees in opposition to the Company’s director nominees. Your vote to elect my Nominees will have the legal effect of replacing four (4) incumbent directors with the Nominees. If all four (4) Nominees are elected, such Nominees will represent a majority of the members of the Board. In the event that the Nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by the Nominees will be adopted or supported by the full Board.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Nominees. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led me to conclude that the Nominees should serve as directors of the Company is set forth above in the section entitled “Reasons For the Solicitation” and below. This information has been furnished to me by the Nominees. All of the Nominees are citizens of the United States of America. Mr. Knowles is also a citizen of the United Kingdom.

Mark J. Freiman, age 66, currently serves as the Principal of Freiman Consulting Group, an independent consulting group that advises companies by providing situational analysis, crisis management, restructuring and turnaround advice to improve performance metrics, which he founded in June 2014. Mr. Freiman has also served as the Principal of Freiman Capital Group, a provider of capital, property management services, tenant representation and investment sales in connection with multi-family real estate investments, since 1991. From July 2014 until November 2014, he served as a consultant to Trans World Entertainment Corporation (NASDAQ: TWMC), which operates entertainment media retail stores. Mr. Freiman served as Senior Retail Consultant of Focus Management Group, a financial and operational consulting firm providing turnaround, restructuring and transaction and advisory services, from June 2008 to May 2014. Previously, Mr. Freiman served as Chief Executive Officer, President, founder and Chairman of the Board of Directors of several companies that owned and operated retail Drugstores, Health & Beauty stores, Hallmark stores and alternative card stores, including Harold’s Drug, Price Rite Drugs, Save More Drugstores, HBC/Health & Beauty Centers, HBC/Price Rite, and Harold’s of Stamford (d/b/a Harold’s Hallmark Shops). Mr. Freiman also served as Chairman of the Board of Directors of Body Accents, a women’s apparel retail chain specializing in athleisure wear. Mr. Freiman received his B.S. from Northeastern University School of Pharmacy and is a licensed pharmacist in the state of Connecticut.

Mr. Higgins believes that Mr. Freiman’s extensive experience serving in senior executive positions, coupled with his significant retail knowledge and expertise in merchandising and strategic development, will make him a valuable addition to the Board.

Jeff Hastings, age 48, has served as Senior Vice President, Domestic Sales of Paramount Pictures Corporation (“Paramount Pictures”), an American film studio, since October 2011. Prior to this, he served as Vice President, Home Entertainment Sales Planning and Forecasting of Paramount Pictures from December 2005 to September 2011. Prior to joining Paramount Pictures, Mr. Hastings served as Director, Marketing Planning and Analysis and Director, Category Management at Warner Home Video, the home video distribution division of Warner Bros. Entertainment Inc., from May 2004 to December 2005 and from May 2001 to May 2004, respectively. Previously, from 1995 to 2001, Mr. Hastings held several positions at The Coors Brewing Company, including Retail Information Manager, Southwest Field Business Area and Finance Manager, Coors National Accounts. Mr. Hastings received his B.S. from Louisiana State University and his M.B.A from the University of Colorado. He also received a Certificate of Digital Marketing from California State University, Fullerton.

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Mr. Higgins believes that Mr. Hastings’ extensive experience developing successful sales and marketing strategies and his deep knowledge of the entertainment and media retail industry will make him a valuable addition to the Board.

Mark R. Higgins, age 53, has been a private investor since November 2014. Prior to this, Mr. Higgins served as the Chief Merchandising Officer of Trans World Entertainment Corporation (NASDAQ: TWMC), which operates entertainment media retail stores, from 2012 to November 2014. Mr. Higgins joined Trans World Entertainment in 1981 and during his tenure he held various positions in distribution, retail management, store operations, store planning and merchandising and purchasing. While at Trans World Entertainment, Mr. Higgins was responsible for developing and growing the movie entertainment business to become Trans World Entertainment's largest sales and profit driver. Previously, Mr. Higgins served on the Board of Directors of the Entertainment Merchants Association, a not-for-profit international trade association dedicated to advancing the interests of the home entertainment industry, from 2006 to November 2014, and he also served on the Board of Directors of one of its predecessor organizations, the Interactive Entertainment Merchants Association, from 1999 to 2006. Mr. Higgins received his B.S. from Siena College.

Mr. Higgins believes that his proven track record of implementing successful development and growth strategies, together with his comprehensive understanding of the entertainment and media retail industry and unique institutional knowledge of the Company, will make him a valuable addition to the Board.

Philip Knowles, age 63, currently serves as Chief Executive Officer of Topaz Distribution, LLC, a full service supply chain management company, specializing in consumer products and the entertainment industry, which he founded in July 2007. Prior to this, Mr. Knowles served as Chief Executive Officer and founder of Trinity Home Entertainment, LLC, a distributor of VHSs and DVDs that established a library of over 400 movie titles and had an account base that included Blockbuster Entertainment, Inc., Walmart Inc., Target Corporation and Costco Wholesale Corporation, from 1997 until its acquisition by Peace Arch Entertainment Group Inc. in 2007. Mr. Knowles previously served as Chief Executive Officer and President of MVP Home Entertainment, Inc., a distributor of home videos, documentary and reality-based programming, from the time he founded the company in 1991 until its sale in 1996.

Mr. Higgins believes that Mr. Knowles’ entrepreneurial accomplishments, coupled with his extensive P&L experience and detailed understanding of distribution and retailers in the entertainment sector, will make him a valuable addition to the Board.

The principal business address of Mr. Freiman is 36 Pheasant Chase, West Hartford, Connecticut 06117. The principal business address of Mr. Hastings is 5555 Melrose Avenue, Los Angeles, California 90038. The principal business address of Mr. Higgins is 99 Old Niskayuna Road, Loudonville, New York 12211. The principal business address of Mr. Knowles is 2280 Ward Avenue, Simi Valley, California 93065.

As of the date hereof, Mr. Freiman directly beneficially owns 100 shares of Common Stock. Mr. Freiman has not entered into any transactions in securities of the Company during the past two years.

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As of the date hereof, Mr. Higgins directly beneficially owns 433,370 shares of Common Stock. For information regarding purchases and sales of securities of the Company during the past two years by Mr. Higgins, please see Schedule I.

As of the date hereof, Messrs. Hastings and Knowles do not directly or indirectly own, beneficially or of record, any securities of the Company and have not entered into any transactions in securities of the Company during the past two years.

Each of the Nominees may be deemed to be a member of a group for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of the Nominees specifically disclaims beneficial ownership of shares of Common Stock that he does not directly own. For information regarding purchases and sales during the past two (2) years by the Nominees of securities of the Company, see Schedule I.

The participants in this solicitation are collectively referred to as the “Group” herein.

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, none of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Pursuant to disclosure in the Company’s proxy statement, Mr. Higgins understands that the Company leases its 181,300 square foot distribution center/office facility in Albany, New York from an entity controlled by the estate of Robert J. Higgins, the Company’s former Chairman and Mr. Higgins’ late father. According to the Company’s proxy statement, the Company paid rent under the leases of $1.2 million in fiscal years 2017 and 2016 and $2.1 million in fiscal year 2015. Mr. Higgins has no personal knowledge of such rental payments (including what entity is the recipient of such payments) nor does he believe that he has any financial interest in such payments. Accordingly, Mr. Higgins believes that each Nominee, including himself, presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Mr. Higgins understands that there may be factors to cause the Board to determine that he would not qualify as an “independent director.”

If Mr. Higgins is successful in electing at least three (3) Nominees at the Annual Meeting, then a change in control of the Board may be deemed to have occurred under certain of the Company’s material contracts and agreements. Based on a review of the Company’s material contracts and agreements, such a change in control could trigger certain change in control provisions or payments under certain of the Company’s plans and agreements; however, the Company has confirmed that prior to the Annual Meeting, the Board will take all necessary steps to use its discretionary authority under such plans and agreements to approve the Nominees’ nomination such that the change in control provisions within such plans and agreements will not be triggered if the Nominees are elected to serve on the Board.

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I do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, I reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, I would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). I reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

I URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company is providing shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement in accordance with SEC rules. This proposal, which is commonly referred to as “say-on-pay,” is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking shareholders to vote for the approval of the compensation of the Company’s named executive officers pursuant to the compensation disclosure rules of the SEC, including the “Compensation Discussion and Analysis,” the compensation tables and any related material disclosed in the Company’s proxy statement.

According to the Company’s proxy statement, this vote is advisory and therefore not binding on the Company, the Compensation Committee of the Board or the Board. The Company has further disclosed that the Board and the Compensation Committee value the views of shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in the Company’s proxy statement, the Company will consider shareholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

Although I make no recommendation with respect to this proposal, I intend to vote my shares and unmarked BLUE proxy cards “against” this proposal due to my concerns regarding apparent disparities between pay and performance as explained in the “Reasons for the Solicitation” section above.

I MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE MY SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL THREE

Advisory Vote on Frequency of Holding Future Advisory Votes on Executive Compensation

As discussed in further detail in the Company’s proxy statement, the Dodd-Frank Act allows shareholders to vote, on an advisory (non-binding) basis, on how frequently they would like to cast an advisory vote on the compensation of the Company’s named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC. By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation every year, every other year or every third year.

The Company has disclosed in its proxy statement that the Board will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because the vote is advisory and not binding, the Board may decide that it is in the best interests of the Company and its shareholders to hold an advisory vote more or less frequently than the alternative that has been selected by the Company’s shareholders.

I believe that conducting the advisory vote on executive compensation every year is appropriate for the Company because it provides shareholders the opportunity to provide frequent feedback on the Company’s overall compensation philosophy, design and implementation.

I RECOMMEND A VOTE FOR “1 YEAR” ON THE ADVISORY VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION VOTE AND INTEND TO VOTE MY SHARES FOR “1 YEAR” ON THIS PROPOSAL.

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PROPOSAL FOUR

Reverse Stock Split

As discussed in further detail in the Company’s proxy statement, the Board has unanimously approved and declared advisable an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of all issued and outstanding shares of Common Stock, in a ratio of up to 1-for-20, in order to, among other things, assist the Company in its effort to regain compliance with the NASDAQ Listing Rules, which require the Company to maintain a minimum bid price of $1.00 per share.

The Company has further disclosed that the precise ratio of the proposed Reverse Stock Split shall be a whole number within this range, determined in the sole discretion of the Board. It is expected that such determination, if any, shall occur at some time on or prior to October 15, 2019. By approving this proposal, shareholders will give the Board authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock will be automatically reclassified up to and including a ratio of 1-for-20.

I am in favor of this proposal because it may help the Company regain compliance with the minimum bid price rule established by the NASDAQ Listing Rules. I do not want the Company to become delisted and encourage shareholders to vote in favor of this proposal.

I RECOMMEND A VOTE “FOR” THE REVERSE STOCK SPLIT AND INTEND TO VOTE MY SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, I believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, AGAINST the advisory vote on executive compensation, 1 YEAR on the advisory vote on the frequency of holding future advisory votes on executive compensation and FOR the Reverse Stock Split.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate six (6) candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only my Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of the Nominees are elected, there can be no assurance that the Company nominees who get the most votes and are elected to the Board will choose to serve on the Board with the Nominees who are elected.

While I currently intend to vote all of my shares of Common Stock in favor of the election of the Nominees, I reserve the right to vote some or all of my shares of Common Stock for some or all of the Company’s director nominees, as I see fit, in order to achieve a Board composition that I believe is in the best interest of all shareholders. I would only intend to vote some or all of my shares of Common Stock for some or all of the Company’s director nominees in the event it were to become apparent to me, based on the projected voting results at such time, that less than all of the Nominees would be elected at the Annual Meeting and that by voting my shares I could help elect the Company nominees that I believe are the most qualified to serve as directors and thus help achieve a Board composition that I believe is in the best interest of all shareholders. Shareholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The holders of a majority of the shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

15

If you are a shareholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals.

VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors ─ The Company has adopted a plurality vote standard for non-contested and contested director elections. As a result of Mr. Higgins’ nomination of the Nominees, the director election at the Annual Meeting will be contested, so the six (6) nominees for director receiving the highest vote totals will be elected as directors of the Company. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Proposal 2: Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, a majority of the votes cast is required to approve the advisory vote on the Company’s executive compensation. The Company has indicated that abstentions and broker non-votes will have no effect on the proposal.

Proposal 3: Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the advisory vote on the frequency of the advisory vote on executive compensation will be determined by a plurality of the votes cast. Shareholders may vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN” with respect to the advisory vote on the frequency of advisory votes on executive compensation. The Company has indicated that abstentions and broker non-votes will have no effect on the proposal.

Proposal 4: Reverse Stock Split ─ According to the Company’s proxy statement, the affirmative vote of holders of a majority of the outstanding shares of Common Stock is required to approve the Reverse Stock Split. Therefore, abstentions and broker non-votes will have the same effect as votes against this proposal.

Under applicable New York law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Mr. Higgins’ recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

16

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Mr. Higgins in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 38 Corporate Circle, Albany, New York 12203, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Mr. Higgins requests that either the original or photostatic copies of all revocations be mailed to Mr. Higgins in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that Mr. Higgins will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

17

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Mr. Higgins. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Mr. Higgins has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $15,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Mr. Higgins has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Mr. Higgins will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 10 persons to solicit the Company’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Mr. Higgins. Costs of this solicitation of proxies are currently estimated to be approximately $150,000. Mr. Higgins estimates that through the date hereof, his expenses in connection with this solicitation are approximately $65,000. Mr. Higgins intends to seek reimbursement from the Company of all expenses he incurs in connection with the solicitation of proxies for the election of the Nominees to the Board at the Annual Meeting. If such reimbursement is approved by the Board, Mr. Higgins does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are Mr. Higgins and the other Nominees.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 433,470 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

The shares of Common Stock directly owned by Mr. Higgins were purchased with personal funds and also acquired in connection with his prior service as an employee of the Company. The shares of Common Stock directly owned by Mr. Freiman were purchased with personal funds.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

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There are no material proceedings to which any participant in this solicitation or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

With respect to each of the Nominees, none of the following has occurred during the past ten (10) years:

(1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

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(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

OTHER MATTERS AND ADDITIONAL INFORMATION

Mr. Higgins is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Mr. Higgins is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, proposals of shareholders intended to be presented at the 2020 annual meeting of shareholders (the “2020 Annual Meeting”) pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices, 38 Corporate Circle, Albany, New York 12203, no later than January 30, 2020 in order to be included in the Company’s proxy statement and proxy card for the 2020 Annual Meeting.

Under the Bylaws, any shareholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board) at the 2020 Annual Meeting must give written notice to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Therefore, to be presented at the 2020 Annual Meeting, such a proposal must be delivered not earlier than March 29, 2020 nor later than April 28, 2020.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2020 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this proxy statement should not be construed as an admission by Mr. Higgins that such procedures are legal, valid or binding.

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INCORPORATION BY REFERENCE

MR. HIGGINS HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Mark R. Higgins

June 3, 2019

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Security	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

MARK R. HIGGINS

Common Stock	1,000	05/31/2017
Common Stock	1,400	05/31/2017
Common Stock	1,600	05/31/2017
Common Stock	(1,081)	06/08/2017
Common Stock	(5,683)	06/08/2017
Common Stock	(5,000)	06/08/2017
Common Stock	(855)	06/08/2017
Common Stock	(100)	06/08/2017
Common Stock	(418)	06/08/2017
Common Stock	(156)	06/08/2017
Common Stock	(86)	06/08/2017
Common Stock	(76)	06/08/2017
Common Stock	(145)	06/29/2017
Common Stock	(625)	06/29/2017
Common Stock	(100)	06/29/2017
Common Stock	(30)	06/29/2017
Common Stock	(365)	07/10/2017
Common Stock	(200)	07/11/2017
Common Stock	(400)	09/07/2017
Common Stock	(50)	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	10	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	(90)	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	(100)	09/13/2017
Common Stock	(50)	09/14/2017
Common Stock	(100)	09/14/2017
Common Stock	(100)	09/14/2017
Common Stock	(100)	10/06/2017
Common Stock	(60)	10/06/2017
Common Stock	(500)	10/11/2017
Common Stock	(50)	12/08/2017
Common Stock	(100)	12/08/2017
Common Stock	(50)	12/08/2017
Common Stock	(20)	03/23/2018
Common Stock	(100)	03/23/2018
Common Stock	(300)	03/23/2018

I-1

Common Stock	(100)	03/23/2018
Common Stock	(100)	03/23/2018
Common Stock	(100)	03/23/2018
Common Stock	(20)	03/23/2018
Common Stock	(100)	03/23/2018
Common Stock	(300)	03/23/2018
Common Stock	(500)	03/23/2018
Common Stock	(500)	04/27/2018
Common Stock	(1,000)	04/27/2018
Common Stock	(1,000)	04/27/2018
Common Stock	(3,054)	07/09/2018
Common Stock	(10)	07/10/2018
Common Stock	(7,946)	07/10/2018
Common Stock	(391)	07/11/2018
Common Stock	(10,000)	07/11/2018
Common Stock	(9,990)	07/11/2018
Common Stock	(63)	07/12/2018
Common Stock	(4,546)	07/18/2018
Common Stock	(1,000)	11/09/2018
Common Stock	(2,102)	11/09/2018
Common Stock	(3,000)	11/09/2018
Common Stock	(5,000)	11/09/2018
Common Stock	(2,400)	11/09/2018
Common Stock	(1,400)	11/09/2018
Common Stock	(800)	11/09/2018
Common Stock	(498)	11/09/2018
Common Stock	(300)	11/09/2018
Common Stock	(1,000)	11/15/2018
Common Stock	(995)	11/26/2018
Common Stock	(6,611)	11/26/2018
Common Stock	(600)	11/26/2018
Common Stock	(142)	11/26/2018
Common Stock	10,000	03/12/2019

I-2

SCHEDULE II

The following tables are reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 29, 2019.

PRINCIPAL SHAREHOLDERS

The only persons known to the Board of Directors to be the beneficial owners of more than five percent of the outstanding shares of Common Stock as of May 10, 2019, the record date, are indicated below:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Robert J. Higgins TWMC Trust	14,279,715	(1)	39.4%
38 Corporate Circle Albany, New York 12203
Neil S. Subin	6,001,792	(2)	16.6%
3300 South Dixie Highway, Suite 1-365 West Palm Beach, 33405
Dimensional Fund Advisors LP	2,022,043	(3)	5.8%
Building One 6300 Bee Cave Road Austin, TX 78746
Josh Neblett	1,933,513	(4)	5.3%
38 Corporate Circle Albany, NY 12033

(1)	Based on Form 5, filed February 21, 2017, by The Robert J Higgins TWMC Trust.

(2)	Based on Form 13G/A, filed February 13, 2019, by Neil S. Subin.

(3)	Based on Form 13G/A, filed February 8, 2019, by Dimensional Fund Advisors LP.

(4)	Based on Form 5, filed February 26, 2019, by Mr. Neblett. Includes 360,961 shares owned by the wife of Josh Neblett.

II-1

EQUITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of Common Stock as of May 10, 2019, by each Director and named executive officer of the Company and all Directors and executive officers as a group. All shares listed in the table are owned directly by the named individuals, unless otherwise indicated therein. The Company believes that the beneficial owners have sole voting and investment power over their shares, except as otherwise stated or as to shares owned by spouses.

Name	Positions With the Company	Age	Year First Elected as Director/ Officer	Direct Ownership		Shares that may be acquired within 60 days of May 10, 2019	Total Shares Beneficially Owned	Percent of Class
Michael B. Solow	Chairman of the Board	60	1999	16,294		12,408	28,702	*
Martin Hanaka	Director	70	2013	13,774		15,000	28,774	*
Robert E. Marks	Director	67	2012	99,602		15,000	50,602	*
Michael Nahl	Director	76	2011	14,747		15,000	28,263	*
W. Michael Reickert	Director	55	2016	64,000	(1)	7,500	71,500	*
Michael Feurer	Chief Executive Officer, Director	49	2014	171,054		669,664	840,718	2.3%
Edwin J. Sapienza	Chief Financial Officer	49	2018	1,250		68,000	69,250	*
Bruce J. Eisenberg	Executive Vice President—Real Estate	59	1995	—		348,000	348,000	*
All Directors and Executive Officers as a group (8 persons)				380,721		1,150,512	1,531,293	4.1%

*	Less than 1% of issued and outstanding Common Stock

(1)	Excludes 14,279,715 shares held in the Robert J Higgins TWMC Trust of which Mr. Reickert is a Trustee.

II-2

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Mr. Higgins your proxy FOR the election of the Nominees by taking three steps:

  SIGNING the enclosed BLUE proxy card,
  DATING the enclosed BLUE proxy card, and
  MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Mr. Higgins’ proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

BLUE PROXY CARD

Trans World Entertainment Corporation

2019 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF MARK R. HIGGINS AND THE OTHER PARTICIPANTS IN HIS SOLICITATION

THE BOARD OF DIRECTORS OF Trans World Entertainment Corporation
IS NOT SOLICITING THIS PROXY

P         R          O          X         Y

The undersigned appoints Mark R. Higgins (“Mr. Higgins”), John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 (the “Common Stock”), of Trans World Entertainment Corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Shareholders of the Company scheduled to be held on Thursday, June 27, 2019 at 10:00 A.M., EDT, at the Company’s office located at 38 Corporate Circle, Albany, New York 12203 (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Mr. Higgins a reasonable time before this solicitation.

This Proxy may only be voted for Mr. Higgins’ nominees and does not confer voting power with respect to any of the Company’s director nominees. Shareholders who return this Proxy will only be able to vote for Mr. Higgins’ four nominees and will not have the opportunity to vote for the other two seats up for election at the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2, “1 YEAR” ON PROPOSAL 3, AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Mr. Higgins’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

MR. HIGGINS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “1 YEAR” ON PROPOSAL 3, AND “FOR” PROPOSAL 4. MR. HIGGINS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

1.	Mr. Higgins’ proposal to elect Mark J. Freiman, Jeff Hastings, Mark R. Higgins and Philip Knowles as directors of the Company:
	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW

Nominees: Mark J. Freiman Jeff Hastings Mark R. Higgins Philip Knowles	☐	☐	☐ ______________ ______________ ______________

Mr. Higgins does not expect that any of his nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Mr. Higgins has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

2.	Company’s proposal to conduct an advisory vote to approve the Company’s Named Executive Officer compensation:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to conduct an advisory vote on the frequency of holding future advisory votes on Executive compensation:

☐	1 YEAR	☐	2 YEARS	☐	3 YEARS	☐	ABSTAIN

4.	Company’s proposal to grant authority to the Board, at any time or times for a period of up to six months from the date of the Annual Meeting, to adopt an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio up to 1 for 20, such ratio to be determined by the Board, or conversely, to determine not to proceed with the reverse stock split:

☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE PROXY CARD

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.